UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

July 28, 2022

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 290, Plano, Texas 75075
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange in which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 28, 2022, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on June 30, 2022, the record date for the Annual Meeting, 269,152,833 shares of the Company’s stock (including Common Stock: 262,832,833 shares; Series A Preferred Stock: 3,100,000 shares; and Series C Preferred Stock: 3,220,000 shares) were outstanding and entitled to vote.

At the Annual Meeting, the Company’s Shareholders (consisting of holders of the Company’s Class A Common Stock, Series A Convertible Preferred Stock, and Series C Convertible Preferred Stock): (i) elected each of John (“JT”) Thatch and Robert H Trapp to serve as Class I directors for a four-year term or until their respective successors are elected and qualified, (ii) ratified the Third Amended and Restated Articles of Incorporation of the Company which was previously approved by the Board of Directors, and (iii) ratified the appointment by the Board of Directors of Ankit Consulting Services, Inc., Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year that commenced on April 1, 2022.

No other matters were proposed or voted on at the meeting.

The following table shows the vote tabulation for each of the matters voted upon by the shareholders and includes the holders of the Company’s Class A Common Stock, Series A Convertible Preferred Stock, and Series C Convertible Preferred Stock, for this purpose voting as a single class:

Matter	All Votes Cast For	All Votes Cast Against/Withheld	Abstentions	Broker Non-votes
To elect John (“JT”) Thatch to serve as a Class I director, until the Annual Meeting of Stockholders in 2026	217,488,672	1,475,101	-0-	-0-
To elect Robert H Trapp to serve as a Class I director, until the Annual Meeting of Stockholders in 2026	217,494,722	1,469,051	-0-	-0-
To ratify the Third Amended and Restated Articles of Incorporation of Sharing Services Global Corporation	216,948,775	1,570,101	444,897	-0-
To ratify of the Appointment of Ankit Consulting Services, Inc., Certified Public Accountants, as our Independent Registered Public Accounting Firm	217,117,137	1,401,739	444,897	-0-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2022	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	Chief Executive Officer and Vice Chairman of the Board of Directors

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